UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 6, 2017

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 13, 2017, Apple Inc. (“Apple”) consummated the issuance and sale of $1,000,000,000 aggregate principal amount of Apple’s 1.800% Notes due 2019 (the “2019 Notes”), $1,000,000,000 aggregate principal amount of Apple’s 2.000% Notes due 2020 (the “2020 Notes”), $750,000,000 aggregate principal amount of Apple’s 2.400% Notes due 2023 (the “2023 Notes”), $1,500,000,000 aggregate principal amount of Apple’s 2.750% Notes due 2025 (the “2025 Notes”), $1,500,000,000 aggregate principal amount of Apple’s 3.000% Notes due 2027 (the “2027 Notes”) and $1,250,000,000 aggregate principal amount of Apple’s 3.750% Notes due 2047 (the “2047 Notes” and, together with the 2019 Notes, 2020 Notes, 2023 Notes, the 2025 Notes and the 2027 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated November 6, 2017 among Apple and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

The Notes are being issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate, dated November 13, 2017 (the “Officer’s Certificate”), issued pursuant to the Indenture establishing the terms of each series of Notes.

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 28, 2016 (Reg. No. 333-210983) (the “Registration Statement”).

Interest on the 2019 Notes, the 2020 Notes, the 2027 Notes and the 2047 Notes will be paid semi-annually in arrears on May 13 and November 13 of each year, beginning on May 13, 2018. Interest on the 2023 Notes and the 2025 Notes will be paid semi-annually in arrears on January 13 and July 13 of each year, beginning on July 13, 2018.

The 2019 Notes will mature on November 13, 2019. The 2020 Notes will mature on November 13, 2020. The 2023 Notes will mature on January 13, 2023. The 2025 Notes will mature on January 13, 2025. The 2027 Notes will mature on November 13, 2027. The 2047 Notes will mature on November 13, 2047.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes). Apple is furnishing the Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) attached hereto as Exhibits 1.1 and 4.1 through 4.7, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191). The computation of Apple’s ratio of earnings to fixed charges is filed as Exhibit 12.1, and is incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement; and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated November 6, 2017, among Apple Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated November 13, 2017

4.2	Form of Global Note representing the 2019 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2020 Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2023 Notes (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2025 Notes (included in Exhibit 4.1)

4.6	Form of Global Note representing the 2027 Notes (included in Exhibit 4.1)

4.7	Form of Global Note representing the 2047 Notes (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer